EVERY SHAREHOLDER'S VOTE IS IMPORTANT







                        PLEASE VOTE THIS PROXY CARD TODAY
   YOUR PROMPT RESPONSE WILL SAVE YOUR FUND THE EXPENSE OF ADDITIONAL MAILINGS
                  RETURN IN THE ENCLOSED POSTAGE PAID ENVELOPE



                  (Please detach at perforation before mailing)



PROXY CARD
PROXY CARD
                                  TURNER FUNDS
               SPECIAL MEETING OF SHAREHOLDERS SEPTEMBER 21, 2006
                             TURNER TECHNOLOGY FUND

The undersigned, hereby appoints Brian F. McNally and Thomas R. Trala as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Turner Technology Fund (the "Fund") of the Turner Funds (the "Turner Trust"), to be held at the offices of Turner Investments Partners, Inc., 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312 on September 21, 2006, at 11:00 a.m. Eastern Time, and any adjournments or postponements of the Special Meeting (the "Meeting") all shares of beneficial interest of the Fund that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposal set forth below, and in accordance with their own discretion, any other matters properly brought before the Meeting.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED JULY __, 2006


                                    VOTE VIA THE INTERNET: [INTERNET ADDRESS]
                                    VIA THE TELEPHONE: [PHONE NUMBER]
                                    --------------------------------------------
                                     CONTROL NUMBER:
                                    --------------------------------------------


                                    NOTE: Please sign exactly as shareholder name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                    --------------------------------------------
                                    Signature


                                    --------------------------------------------
                                    Signature of joint owner, if any


                                    --------------------------------------------
                                    Date


                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

              PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD
                         IN THE ENCLOSED ENVELOPE TODAY




                  (Please detach at perforation before mailing)





THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TURNER FUNDS, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY CARD WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.  EXAMPLE:  |_|
                                                      FOR     AGAINST    ABSTAIN

1.   To approve a Plan of Reorganization which
     provides for and contemplates: (1) the           |_|      |_|         |_|
     transfer of all of the assets and
     liabilities of the Turner Technology Fund to the Turner New Enterprise Fund in exchange for Class I shares of the New Enterprise
     Fund; and (2) the distribution of the shares of the New Enterprise Fund to shareholders of the Technology Fund in liquidation of that Fund.